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                                                                      EXHIBIT 32

                             Rule 1350 CERTIFICATION



Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned hereby certifies in his capacity as an officer of Community Central Bank Corporation (the "Corporation") that the Quarterly Report of the Corporation on Form 10-QSB for the quarterly period ended June 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of the dates and for the periods presented in the financial statements included in such report.



Dated:  August 12, 2003           By:  S/ DAVID A. WIDLAK
                                       ------------------
                                  David A. Widlak;
                                  Chairman of the Board and CEO
                                  (Principal Executive Officer)




Dated:  August 12, 2003           By:  S/ RAY T. COLONIUS
                                       ------------------
                                  Ray T. Colonius;
                                  Treasurer
                                  (Principal Financial and Accounting Officer)



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section. This certification will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Registrant specifically incorporates it by reference.